INTANGIBLE ASSETS, NET (Details 1)	Dec. 31, 2019 USD ($)
Goodwill and Intangible Assets Disclosure [Abstract]
2019	$ 1,108,675
2020	1,108,675
2021	1,108,675
2022	1,108,675
2023	1,108,675
Thereafter	1,214,937
Total	$ 6,758,312